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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported):  September 24, 2001

                             SARA LEE CORPORATION
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            (Exact name of Registrant as Specified in Its Charter)


          Maryland                      1-3344                    36-2089049
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(State or Other Jurisdiction    (Commission File Number)        (IRS Employer
    of Incorporation)                                        Identification No.)

Suite 4600, Three First National Plaza, Chicago, Illinois           60602-4260
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     (Address of Principal Executive Offices)                       (Zip Code)

          Registrant's Telephone Number, Including Area Code:  312/726-2600
                                                               ------------

                                 Not Applicable
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)
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Item 7.  Exhibits.
         --------

(c)      Exhibits:
         ---------

     The exhibits accompanying this report are listed in the accompanying
Exhibit Index.

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    SARA LEE CORPORATION




                                    By:  /s/ Wayne R. Szypulski
                                         ----------------------
                                        Wayne R. Szypulski
                                        Senior Vice President and Controller
Date:  September 19, 2001

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                                 EXHIBIT INDEX

     The following exhibits are filed herewith and are exhibits to the Registrant's Registration Statement on Form S-3, Registration No. 333-96173, as noted below:

                      Registration No. 333-96173
   Exhibit No.                Exhibit No.                       Exhibit
   -----------                -----------                       -------
       1.1                      1.3                  Underwriting Agreement
                                                     dated as of September 5,
                                                     2001 among the Registrant
                                                     and the Underwriters named
                                                     therein, relating to the
                                                     Registrant's Floating Rate
                                                     Notes due 2003 and 6 1/4%
                                                     Notes due 2011

       4.1                      4.8.4                Form of Floating Rate Note
                                                     due 2003

       4.2                      4.8.5                Forms of 6 1/4% Notes due
                                                     2011